UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2019

Wells Fargo Income Opportunities Fund (EAD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Opportunities Fund for the 12-month period that ended April 30, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018, particularly for international stocks. During the first four months of 2019, domestic and international stocks and bonds gained as business and economic data improved and investor confidence advanced.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.23%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 5.04%. For bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.29% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.51%. The Bloomberg Barclays Municipal Bond Index6 added 6.16%, and the ICE BofAML U.S. High Yield Index7 gained 6.71%.

Trade tensions and U.S. interest rate increases influenced markets during 2018.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.20%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Returns for January 2019 tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive for the month. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]	The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, were still solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI Emerging Markets Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

On August 15, 2018, the Fund announced the commencement of a managed distribution plan, which began with the monthly distribution declared in September 2018. The managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Strategy summary

Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®‡

Phillip Susser

Average annual total returns (%) as of April 30, 20191

	1 year	5 year	10 year
Based on market value	9.29	6.07	11.36
Based on net asset value (NAV)	8.77	7.16	12.42
ICE BofAML U.S. High Yield Index[2]	6.71	4.84	10.19

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2020, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which include 1.19% of interest expense, were 2.15% and 2.12%, respectively, for the year ended April, 30, 2019. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[3]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	7

MANAGER’S DISCUSSION

During the 12-month period that ended April 30, 2019, the Fund’s return based on market value was 9.29% while its return based on net asset value (NAV) was 8.77%. Based on its market and NAV-based returns, the Fund outperformed the ICE BofAML U.S. High Yield Index, which advanced 6.71% for the 12-month period that ended April 30, 2019.

Overview

During the period, high-yield investing was supported by solid and consistent gross domestic product (GDP) growth, lack of aggressive issuance over the past several years, and the tailwinds from tax reform in the U.S. High-yield spreads over Treasuries narrowed, offsetting a rise in interest rates. During the period, lower-quality bonds outperformed—not unusual in the latter stages of an economic cycle when interest rates begin to rise.

Contributors to performance

Overall industry selection contributed to portfolio performance, led largely by allocations to energy, which was offset by negative security selection. The portfolio benefited from strong selection within transportation services. Ratings allocation was also positive, led by an underweight to bonds rated CCC. An overweight to shorter-dated bonds was also positive.

Ten largest holdings (%) as of April 30, 2019[4]
LPL Holdings Incorporated, 5.75%, 9-15-2025	2.92
Tallgrass Energy Partners LP, 5.50%, 9-15-2024	2.33
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.12
Pattern Energy Group Incorporated, 5.88%, 2-1-2024	2.10
KAR Auction Services Incorporated, 5.13%, 6-1-2025	2.07
Dell International LLC, 7.13%, 6-15-2024	1.90
NCR Corporation, 6.38%, 12-15-2023	1.86
Service Corporation International, 7.50%, 4-1-2027	1.76
Cheniere Energy Partners LP, 5.25%, 10-1-2025	1.72
Intelsat Jackson Holdings SA, 5.50%, 8-1-2023	1.67

Credit quality as of April 30, 2019[5]

Detractors from performance

Security selection was the primary detractor from performance. Underperformance within oil-field services, oil exploration and production, health care, and pipeline companies were the largest detractors. A large overweight to Bristow Group Incorporated, which fell 59% over the trailing year, was the main driver of negative selection within the energy sectors.

Management outlook

In summary, we believe economic fundamentals are on solid footing, with a healthy consumer offset by softness among cyclical areas of the economy. The initial first-quarter 2019 GDP report was above expectations with an annualized growth rate of 3.2%. Looking through the GDP data, the growth dynamics were less strong as a significant portion of the growth came from a build in inventories and a likely temporary decline in imports. Nonetheless, consumer spending is showing strong momentum, capital spending plans have recovered, and the most recent employment report improved confidence that the shock from the equity sell-off in late 2018 is wearing off. Furthermore, the decline in Treasury rates and the U.S. Federal Reserve’s signal of being on hold as opposed to raising rates in 2019 should improve home and auto sales or, at a minimum, stabilize the decline that those areas have been experiencing. Such conditions should be a

[4]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

positive backdrop for credit as it sets up an environment of relatively low and stable rates with solid but not overly strong economic growth or material inflationary pressure. A material slowdown in Europe and/or an escalation in the U.S.-China trade war pose possibly the most visible risks to the U.S. economy currently.

Effective maturity distribution as of April 30, 2019[6]

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	9

Security name			Shares	Value

Common Stocks: 0.00%

Materials: 0.00%

Chemicals: 0.00%

LyondellBasell Industries NV Class A			7	$618

Total Common Stocks (Cost $606)				618

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 120.73%

Communication Services: 19.99%

Diversified Telecommunication Services: 1.94%

GCI Incorporated	6.75%	6-1-2021	$2,625,000	2,629,922

Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,611,381

Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,554,544

Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,139,063

Level 3 Financing Incorporated	5.63	2-1-2023	1,350,000	1,363,500

Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,696,338

				10,994,748

Entertainment: 0.68%

Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,450,000	2,498,234

Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	790,000	801,850

Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	525,000	547,313

				3,847,397

Media: 14.59%

CCO Holdings LLC 144A	4.00	3-1-2023	175,000	175,438

CCO Holdings LLC 144A	5.00	2-1-2028	375,000	374,531

CCO Holdings LLC	5.13	2-15-2023	2,266,000	2,299,990

CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	3,039,125

CCO Holdings LLC 144A	5.13	5-1-2027	750,000	761,250

CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,081,280

CCO Holdings LLC 144A	5.38	5-1-2025	7,000,000	7,245,000

CCO Holdings LLC 144A	5.50	5-1-2026	325,000	335,400

CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,937,469

CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,455,069

Clear Channel Worldwide Holdings Incorporated 144A	9.25	2-15-2024	100,000	107,625

CSC Holdings LLC 144A	5.38	7-15-2023	3,000,000	3,067,500

CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,143,281

CSC Holdings LLC 144A	5.50	5-15-2026	2,425,000	2,490,172

CSC Holdings LLC 144A	7.50	4-1-2028	2,150,000	2,346,188

CSC Holdings LLC 144A	7.75	7-15-2025	3,825,000	4,110,680

DISH Network Corporation	3.38	8-15-2026	3,125,000	2,866,602

EMI Music Publishing Group 144A	7.63	6-15-2024	3,853,000	4,084,180

Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,442,000

Gray Television Incorporated 144A	5.88	7-15-2026	6,700,000	6,905,221

Gray Television Incorporated 144A	7.00	5-15-2027	675,000	728,789

Lamar Media Corporation	5.38	1-15-2024	725,000	742,219

Lamar Media Corporation 144A	5.75	2-1-2026	200,000	210,016

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

National CineMedia LLC	6.00%	4-15-2022	$6,825,000	$6,876,188

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	425,000	434,563

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	3,040,000	3,081,800

Nielsen Finance LLC 144A	5.00	4-15-2022	2,195,000	2,184,157

Outfront Media Capital Corporation	5.25	2-15-2022	320,000	324,000

Outfront Media Capital Corporation	5.63	2-15-2024	960,000	989,280

Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,318,031

Salem Media Group Incorporated 144A	6.75	6-1-2024	6,225,000	5,602,500

The E.W. Scripps Company 144A	5.13	5-15-2025	6,194,000	5,884,300

				82,643,844

Wireless Telecommunication Services: 2.78%

Sprint Capital Corporation	6.88	11-15-2028	1,200,000	1,148,250

Sprint Capital Corporation	8.75	3-15-2032	1,975,000	2,073,750

Sprint Communications Incorporated 144A	7.00	3-1-2020	200,000	205,500

Sprint Communications Incorporated	7.00	8-15-2020	380,000	394,250

T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,085,750

T-Mobile USA Incorporated	4.50	2-1-2026	475,000	476,976

T-Mobile USA Incorporated	4.75	2-1-2028	900,000	907,875

T-Mobile USA Incorporated	5.13	4-15-2025	775,000	798,250

T-Mobile USA Incorporated	5.38	4-15-2027	2,250,000	2,367,450

T-Mobile USA Incorporated	6.00	3-1-2023	600,000	617,250

T-Mobile USA Incorporated	6.00	4-15-2024	275,000	287,031

T-Mobile USA Incorporated	6.38	3-1-2025	3,050,000	3,171,116

T-Mobile USA Incorporated	6.50	1-15-2024	140,000	144,900

T-Mobile USA Incorporated	6.50	1-15-2026	1,900,000	2,032,430

				15,710,778

Consumer Discretionary: 16.16%

Auto Components: 3.10%

Allison Transmission Incorporated 144A	4.75	10-1-2027	1,695,000	1,660,778

Allison Transmission Incorporated 144A	5.00	10-1-2024	8,475,000	8,571,785

Allison Transmission Incorporated 144A	5.88	6-1-2029	1,050,000	1,080,188

Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,501,400

Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	411,600

Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	325,000	339,235

				17,564,986

Distributors: 0.52%

LKQ Corporation	4.75	5-15-2023	2,915,000	2,936,863

Diversified Consumer Services: 2.53%

Carriage Services Incorporated 144A	6.63	6-1-2026	1,125,000	1,158,750

Service Corporation International	4.63	12-15-2027	1,325,000	1,334,938

Service Corporation International	5.38	5-15-2024	75,000	76,977

Service Corporation International	7.50	4-1-2027	8,700,000	9,983,250

Service Corporation International	8.00	11-15-2021	1,635,000	1,782,150

				14,336,065

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 2.85%

CCM Merger Incorporated 144A	6.00%	3-15-2022	$8,475,000	$8,697,469

Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	1,175,000	1,202,906

KFC Holding Company 144A	5.00	6-1-2024	2,075,000	2,121,688

Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	4,025,000	4,105,500

				16,127,563

Specialty Retail: 5.97%

Asbury Automotive Group Incorporated	6.00	12-15-2024	7,200,000	7,434,000

Group 1 Automotive Incorporated	5.00	6-1-2022	2,259,000	2,290,061

Group 1 Automotive Incorporated 144A	5.25	12-15-2023	3,275,000	3,356,875

Lithia Motors Incorporated 144A	5.25	8-1-2025	6,725,000	6,775,438

Penske Auto Group Incorporated	3.75	8-15-2020	1,045,000	1,046,045

Penske Auto Group Incorporated	5.38	12-1-2024	5,400,000	5,467,500

Penske Auto Group Incorporated	5.75	10-1-2022	2,325,000	2,362,781

Sonic Automotive Incorporated	5.00	5-15-2023	3,400,000	3,357,500

Sonic Automotive Incorporated	6.13	3-15-2027	1,799,000	1,745,030

				33,835,230

Textiles, Apparel & Luxury Goods: 1.19%

Levi Strauss & Company	5.00	5-1-2025	200,000	205,500

The William Carter Company 144A	5.63	3-15-2027	2,450,000	2,532,688

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	4,100,000	3,997,500

				6,735,688

Consumer Staples: 1.92%

Beverages: 0.20%

Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,139,063

Food Products: 1.42%

B&G Foods Incorporated	4.63	6-1-2021	670,000	670,000

B&G Foods Incorporated	5.25	4-1-2025	1,750,000	1,717,100

Darling Ingredients Incorporated 144A	5.25	4-15-2027	975,000	992,063

Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	375,000	380,580

Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	75,000	76,125

Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	2,360,000	2,395,400

Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	400,000	413,000

Prestige Brands Incorporated 144A	6.38	3-1-2024	660,000	681,450

US Foods Incorporated 144A	5.88	6-15-2024	670,000	685,075

				8,010,793

Household Products: 0.30%

Central Garden & Pet Company	5.13	2-1-2028	400,000	380,000

Central Garden & Pet Company	6.13	11-15-2023	405,000	423,225

Spectrum Brands Incorporated	5.75	7-15-2025	775,000	791,469

Spectrum Brands Incorporated	6.63	11-15-2022	125,000	127,788

				1,722,482

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Energy: 23.87%

Energy Equipment & Services: 6.94%

Bristow Group Incorporated †	6.25%	10-15-2022	$9,325,000	$2,238,000

Bristow Group Incorporated 144A	8.75	3-1-2023	1,550,000	1,302,000

Diamond Offshore Drilling Incorporated	4.88	11-1-2043	2,875,000	1,847,188

Era Group Incorporated	7.75	12-15-2022	4,745,000	4,650,100

Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	3,076,750

Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	4,226,463

Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,477,188

NGPL PipeCo LLC 144A	4.38	8-15-2022	850,000	871,250

NGPL PipeCo LLC 144A	4.88	8-15-2027	1,050,000	1,084,125

NGPL PipeCo LLC 144A	7.77	12-15-2037	9,800,000	12,029,500

Oceaneering International Incorporated	6.00	2-1-2028	4,350,000	4,257,563

USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,254,813

				39,314,940

Oil, Gas & Consumable Fuels: 16.93%

Andeavor Logistics LP	5.25	1-15-2025	1,150,000	1,207,467

Archrock Partners LP	6.00	10-1-2022	1,650,000	1,662,375

Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,431,719

Carrizo Oil & Gas Incorporated	8.25	7-15-2025	1,600,000	1,628,000

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	2,200,000	2,293,500

Cheniere Energy Partners LP	5.25	10-1-2025	9,575,000	9,766,500

Cheniere Energy Partners LP 144A	5.63	10-1-2026	1,325,000	1,368,672

Denbury Resources Incorporated	6.38	8-15-2021	6,855,000	5,689,650

Denbury Resources Incorporated 144A	9.25	3-31-2022	1,362,000	1,379,025

Enable Midstream Partner LP	2.40	5-15-2019	4,000,000	3,999,280

Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,128,712

EnLink Midstream Partners LP	4.15	6-1-2025	200,000	192,500

EnLink Midstream Partners LP	4.40	4-1-2024	6,450,000	6,401,625

EnLink Midstream Partners LP	4.85	7-15-2026	2,275,000	2,255,094

EnLink Midstream Partners LP	5.38	6-1-2029	175,000	175,663

Gulfport Energy Corporation	6.00	10-15-2024	1,625,000	1,424,930

Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,209,364

Kinder Morgan Incorporated	7.42	2-15-2037	1,820,000	2,121,371

Murphy Oil Corporation	4.45	12-1-2022	3,200,000	3,210,446

Murphy Oil Corporation	5.75	8-15-2025	360,000	369,911

Murphy Oil Corporation	6.88	8-15-2024	1,600,000	1,676,654

Nabors Industries Incorporated	0.75	1-15-2024	2,850,000	2,053,061

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	5,495,000	5,617,813

Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,300,000	3,588,750

Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,289,043

Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,428,563

Rose Rock Midstream LP	5.63	11-15-2023	1,850,000	1,757,500

SemGroup Corporation	6.38	3-15-2025	5,625,000	5,357,813

SemGroup Corporation	7.25	3-15-2026	2,869,000	2,775,758

Southern Star Central Corporation 144A	5.13	7-15-2022	3,062,000	3,081,750

Southwestern Energy Company	6.20	1-23-2025	75,000	73,735

Southwestern Energy Company	7.50	4-1-2026	750,000	761,250

Southwestern Energy Company	7.75	10-1-2027	750,000	759,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Summit Midstream Holdings LLC	5.75%	4-15-2025	$500,000	$461,250

Tallgrass Energy Partners LP 144A	5.50	9-15-2024	12,825,000	13,209,750

Tesoro Logistics LP	6.38	5-1-2024	725,000	761,703

Ultra Resources Incorporated 144A	7.13	4-15-2025	8,900,000	1,290,500

				95,860,072

Financials: 6.47%

Banks: 0.06%

Citigroup Incorporated	4.13	3-9-2021	115,000	116,581

Citigroup Incorporated	6.13	3-9-2028	205,000	228,319

				344,900

Consumer Finance: 2.39%

Ally Financial Incorporated	7.50	9-15-2020	300,000	315,750

Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,140,410

FirstCash Incorporated 144A	5.38	6-1-2024	2,985,000	3,052,163

Navient Corporation	8.00	3-25-2020	2,725,000	2,823,781

Springleaf Finance Corporation	7.13	3-15-2026	2,425,000	2,603,844

Springleaf Finance Corporation	8.25	12-15-2020	75,000	80,826

Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,519,815

				13,536,589

Diversified Financial Services: 2.92%

LPL Holdings Incorporated 144A	5.75	9-15-2025	16,250,000	16,534,375

Insurance: 1.10%

AmWINS Group Incorporated 144A	7.75	7-1-2026	2,200,000	2,216,500

HUB International Limited 144A	7.00	5-1-2026	1,300,000	1,311,375

USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	2,700,000	2,689,875

				6,217,750

Health Care: 13.16%

Health Care Equipment & Supplies: 1.96%

Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	975,000	992,063

Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	500,000	518,750

Hologic Incorporated 144A	4.38	10-15-2025	4,700,000	4,655,938

Hologic Incorporated 144A	4.63	2-1-2028	475,000	466,094

Kinetics Concepts Incorporated 144A	7.88	2-15-2021	3,501,000	3,574,521

Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,000,000	930,000

				11,137,366

Health Care Providers & Services: 9.60%

Acadia Healthcare Company Incorporated	5.13	7-1-2022	190,000	190,950

Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	320,850

Centene Corporation 144A	5.38	6-1-2026	1,425,000	1,487,344

Centene Corporation	6.13	2-15-2024	650,000	680,875

CHS Incorporated	5.13	8-1-2021	6,350,000	6,254,750

Davita Incorporated	5.00	5-1-2025	2,125,000	2,079,185

Encompass Health Corporation	5.75	11-1-2024	175,000	177,406

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)

HCA Incorporated	5.88%	3-15-2022	$750,000	$801,825

HCA Incorporated	6.50	2-15-2020	6,525,000	6,697,220

HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,770,678

MEDNAX Incorporated 144A	5.25	12-1-2023	1,220,000	1,241,350

MEDNAX Incorporated 144A	6.25	1-15-2027	1,075,000	1,096,500

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	6,900,000	6,935,880

MPT Operating Partnership LP	5.00	10-15-2027	2,275,000	2,280,688

MPT Operating Partnership LP	5.25	8-1-2026	3,200,000	3,260,000

MPT Operating Partnership LP	6.38	3-1-2024	515,000	542,295

NVA Holdings Company 144A	6.88	4-1-2026	425,000	429,250

Polaris Intermediate Corporation 144A	8.50	12-1-2022	1,200,000	1,194,000

Select Medical Corporation	6.38	6-1-2021	6,930,000	6,938,663

Tenet Healthcare Corporation	4.63	7-15-2024	614,000	615,730

Tenet Healthcare Corporation	6.00	10-1-2020	775,000	801,156

Vizient Incorporated 144A%%	6.25	5-15-2027	375,000	388,125

Vizient Incorporated 144A	10.38	3-1-2024	7,235,000	7,803,671

WellCare Health Plans Incorporated 144A	5.38	8-15-2026	350,000	366,555

				54,354,946

Health Care Technology: 1.42%

Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,300,000	6,244,875

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	1,375,000	1,397,344

Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	382,969

				8,025,188

Life Sciences Tools & Services: 0.15%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	800,000	837,000

Pharmaceuticals: 0.03%

Bausch Health Companies Incorporated 144A	5.75	8-15-2027	175,000	182,350

Industrials: 7.97%

Aerospace & Defense: 0.22%

RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,250,000	1,251,513

Airlines: 1.20%

Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,335,897

BBA US Holdings Incorporated 144A	5.38	5-1-2026	4,350,000	4,458,750

				6,794,647

Commercial Services & Supplies: 5.00%

Acco Brands Corporation 144A	5.25	12-15-2024	725,000	717,750

Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	6,150,000	6,457,500

Aramark Services Incorporated 144A	5.00	2-1-2028	450,000	458,010

Aramark Services Incorporated 144A	5.00	4-1-2025	200,000	205,500

Aramark Services Incorporated	5.13	1-15-2024	1,256,000	1,298,390

Covanta Holding Corporation	5.88	3-1-2024	5,000,000	5,143,750

Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,537,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)

Covanta Holding Corporation	6.00%	1-1-2027	$750,000	$763,125

KAR Auction Services Incorporated 144A	5.13	6-1-2025	11,725,000	11,725,000

				28,306,525

Electrical Equipment: 0.28%

Resideo Funding Incorporated 144A	6.13	11-1-2026	1,550,000	1,604,250

Machinery: 1.27%

Stevens Holding Company Incorporated 144A	6.13	10-1-2026	3,600,000	3,789,000

Trimas Corporation 144A	4.88	10-15-2025	3,375,000	3,370,781

				7,159,781

Information Technology: 10.32%

Communications Equipment: 0.31%

CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,550,000	1,574,230

CommScope Technologies Finance LLC 144A	8.25	3-1-2027	150,000	162,000

				1,736,230

IT Services: 3.94%

Cardtronics Incorporated 144A	5.50	5-1-2025	5,500,000	5,417,500

First Data Corporation 144A	5.00	1-15-2024	800,000	820,088

First Data Corporation 144A	5.38	8-15-2023	600,000	613,440

First Data Corporation 144A	5.75	1-15-2024	2,100,000	2,164,313

Gartner Incorporated 144A	5.13	4-1-2025	5,250,000	5,377,155

Infor Software Parent LLC (7.13% Cash or 7.88% PIK) 144A¥	7.13	5-1-2021	1,260,000	1,263,150

Infor US Incorporated	6.50	5-15-2022	875,000	890,584

Zayo Group LLC 144A	5.75	1-15-2027	1,350,000	1,370,250

Zayo Group LLC	6.38	5-15-2025	3,869,000	4,401,705

				22,318,185

Software: 1.32%

CDK Global Incorporated	4.88	6-1-2027	425,000	429,250

CDK Global Incorporated	5.00	10-15-2024	1,050,000	1,087,611

CDK Global Incorporated	5.88	6-15-2026	650,000	684,125

Fair Isaac Corporation 144A	5.25	5-15-2026	2,375,000	2,470,000

SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,666,641

Symantec Corporation 144A	5.00	4-15-2025	1,150,000	1,172,606

				7,510,233

Technology Hardware, Storage & Peripherals: 4.75%

Dell International LLC 144A	5.88	6-15-2021	5,125,000	5,219,236

Dell International LLC 144A	7.13	6-15-2024	10,175,000	10,764,518

NCR Corporation	5.88	12-15-2021	380,000	382,850

NCR Corporation	6.38	12-15-2023	10,268,000	10,550,370

				26,916,974

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Materials: 4.93%

Chemicals: 0.11%

Valvoline Incorporated	5.50%	7-15-2024	$625,000	$640,625

Containers & Packaging: 4.61%

Ball Corporation	4.00	11-15-2023	250,000	252,188

Ball Corporation	4.88	3-15-2026	1,100,000	1,139,875

Ball Corporation	5.25	7-1-2025	630,000	667,013

Berry Global Incorporated	5.13	7-15-2023	700,000	710,500

Berry Global Incorporated	6.00	10-15-2022	750,000	772,500

Crown Americas Capital Corporation VI	4.75	2-1-2026	1,700,000	1,727,625

Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,910,000	3,259,200

Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	3,675,000	3,454,500

Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	750,000	702,900

Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	925,000	943,500

Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,360,125

Owens-Illinois Incorporated 144A	6.38	8-15-2025	6,350,000	6,746,875

Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	1,451,000	1,472,054

Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,438,125

Silgan Holdings Incorporated	5.50	2-1-2022	445,000	447,225

				26,094,205

Metals & Mining: 0.21%

Indalex Holdings Corporation (a)†	11.50	2-1-2020	5,869,098	0

Novelis Corporation 144A	5.88	9-30-2026	850,000	863,813

Novelis Corporation 144A	6.25	8-15-2024	325,000	338,406

				1,202,219

Real Estate: 8.29%

Equity REITs: 8.29%

CoreCivic Incorporated	4.63	5-1-2023	800,000	777,240

CoreCivic Incorporated	5.00	10-15-2022	2,325,000	2,325,000

Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,708,133

Equinix Incorporated	5.75	1-1-2025	2,475,000	2,567,813

Equinix Incorporated	5.88	1-15-2026	2,450,000	2,584,750

ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,800,000	7,829,250

Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,515,625

Iron Mountain Incorporated 144A	5.25	3-15-2028	1,325,000	1,305,125

Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,153,250

Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,317,866

Sabra Health Care LP	5.38	6-1-2023	2,100,000	2,134,125

Sabra Health Care LP	5.50	2-1-2021	2,335,000	2,355,431

SBA Communications Corporation	4.00	10-1-2022	300,000	301,500

SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,505,419

The Geo Group Incorporated	5.13	4-1-2023	1,874,000	1,756,875

The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,556,075

The Geo Group Incorporated	5.88	10-15-2024	2,925,000	2,676,375

The Geo Group Incorporated	6.00	4-15-2026	1,760,000	1,575,200

				46,945,052

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 7.65%

Electric Utilities: 0.66%

NextEra Energy Operating Partners LP 144A	4.25%	9-15-2024	$350,000	$351,138

NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	3,450,000	3,389,625

				3,740,763

Gas Utilities: 0.55%

AmeriGas Partners LP	5.63	5-20-2024	200,000	208,500

AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,323,125

Suburban Propane Partners LP	5.88	3-1-2027	575,000	559,188

				3,090,813

Independent Power & Renewable Electricity Producers: 6.44%

NSG Holdings LLC 144A	7.75	12-15-2025	8,077,068	8,682,849

Pattern Energy Group Incorporated 144A	5.88	2-1-2024	11,518,000	11,865,959

TerraForm Global Operating LLC 144A	6.13	3-1-2026	2,800,000	2,800,000

TerraForm Power Operating LLC 144A	4.25	1-31-2023	7,225,000	7,143,719

TerraForm Power Operating LLC 144A	5.00	1-31-2028	2,250,000	2,219,063

TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,600,000	3,762,000

				36,473,590

Total Corporate Bonds and Notes (Cost $683,919,742)				683,736,581

Loans: 6.59%

Communication Services: 1.61%

Media: 1.61%

Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.74	10-19-2023	7,731,375	7,735,241

Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	5.99	3-28-2025	1,408,898	1,403,023

				9,138,264

Consumer Discretionary: 1.58%

Hotels, Restaurants & Leisure: 1.58%

CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.73	8-8-2021	680,756	680,416

Montreign Operating Company LLC (3 Month LIBOR +8.25%) (a)±	10.88	1-24-2023	10,318,847	8,255,078

				8,935,494

Energy: 1.50%

Energy Equipment & Services: 0.30%

Hornbeck Offshore Services Incorporated ‡	9.50	2-5-2025	2,082,500	1,686,825

Oil, Gas & Consumable Fuels: 1.20%

Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±‡	9.23	10-29-2025	1,225,000	1,139,250

EPIC Crude Services LP (1 Month LIBOR +5.00%) ±	7.49	2-20-2026	3,850,000	3,827,555

Ultra Resources Incorporated (1 Month LIBOR +4.00%) ±	6.49	4-12-2024	2,200,489	1,857,587

				6,824,392

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Financials: 0.38%

Diversified Financial Services: 0.38%

Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	10.08%	4-30-2023	$2,110,000	$2,120,550

Health Care: 0.39%

Health Care Providers & Services: 0.02%

Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±	8.98	10-21-2024	112,360	112,032

Health Care Technology: 0.37%

Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	5.23	10-23-2023	2,094,256	2,091,638

Industrials: 0.27%

Commercial Services & Supplies: 0.27%

Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.98	7-25-2022	2,025,000	1,500,566

Information Technology: 0.27%

IT Services: 0.27%

First Data Corporation (1 Month LIBOR +2.00%) ±	4.48	4-26-2024	1,525,000	1,524,543

Materials: 0.21%

Containers & Packaging: 0.21%

Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.23	2-5-2023	1,193,893	1,195,421

Real Estate: 0.22%

Real Estate Management & Development: 0.22%

Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.48	3-24-2025	1,262,425	1,265,266

Utilities: 0.16%

Independent Power & Renewable Electricity Producers: 0.16%

Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.73	12-14-2023	904,188	905,770

Total Loans (Cost $40,712,879)				37,300,761

		Expiration date	Shares
Rights: 0.07%

Utilities: 0.07%

Independent Power & Renewable Electricity Producers: 0.07%

Vistra Energy Corporation †		12-31-2046	559,650	425,334

Total Rights (Cost $582,794)				425,334

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 11.04%

Communication Services: 0.13%

Diversified Telecommunication Services: 0.13%

Intelsat Luxembourg SA	8.13	6-1-2023	$1,000,000	756,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Income Opportunities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Energy: 2.44%

Energy Equipment & Services: 0.89%

Ensco plc	5.75%	10-1-2044	$7,652,000	$5,031,190

Oil, Gas & Consumable Fuels: 1.55%

Baytex Energy Corporation 144A	5.13	6-1-2021	2,450,000	2,450,000

Baytex Energy Corporation 144A	5.63	6-1-2024	3,584,000	3,395,840

Griffin Coal Mining Company Limited 144A(a)†	9.50	12-1-2016	1,410,935	0

Griffin Coal Mining Company Limited (a)†	9.50	12-1-2016	193,118	0

Rockpoint Gas Storage 144A	7.00	3-31-2023	2,950,000	2,950,000

				8,795,840

Financials: 3.14%

Banks: 0.83%

Intelsat Connect Finance Company 144A	9.50	2-15-2023	825,000	765,188

Nielsen Holding and Finance BV 144A	5.00	2-1-2025	4,000,000	3,950,000

				4,715,188

Diversified Financial Services: 2.31%

Intelsat Jackson Holdings SA	5.50	8-1-2023	10,515,000	9,476,644

Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	234,844

Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	3,400,000	3,355,375

				13,066,863

Health Care: 2.68%

Pharmaceuticals: 2.68%

Bausch Health Companies Incorporated 144A	5.50	3-1-2023	3,950,000	3,964,813

Bausch Health Companies Incorporated 144A	5.50	11-1-2025	925,000	946,682

Bausch Health Companies Incorporated 144A	5.88	5-15-2023	3,600,000	3,627,720

Bausch Health Companies Incorporated 144A	6.13	4-15-2025	3,875,000	3,923,438

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	525,000	543,375

Bausch Health Companies Incorporated 144A	7.00	3-15-2024	1,100,000	1,159,125

Bausch Health Companies Incorporated 144A	8.50	1-31-2027	925,000	1,007,672

				15,172,825

Industrials: 1.91%

Commercial Services & Supplies: 1.54%

Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	8,500,000	8,733,750

Electrical Equipment: 0.37%

Sensata Technologies BV 144A	5.00	10-1-2025	770,000	789,250

Sensata Technologies BV 144A	6.25	2-15-2026	1,225,000	1,293,906

				2,083,156

Information Technology: 0.15%

Communications Equipment: 0.15%

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	850,000	854,250

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2019

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.59%

Containers & Packaging: 0.59%

Ardagh Packaging Finance plc 144A	4.25%	9-15-2022	$600,000	$602,250

Ardagh Packaging Finance plc 144A	4.63	5-15-2023	275,000	277,596

Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,300,000	1,369,615

OI European Group BV 144A	4.00	3-15-2023	1,075,000	1,061,563

				3,311,024

Total Yankee Corporate Bonds and Notes (Cost $63,289,738)				62,520,336

	Yield		Shares
Short-Term Investments: 1.13%

Investment Companies: 1.13%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.36		6,406,889	6,406,889

Total Short-Term Investments (Cost $6,406,889)				6,406,889

Total investments in securities (Cost $794,912,648)	139.56%	790,390,519

Other assets and liabilities, net	(39.56)	(224,055,356)

Total net assets	100.00%	$566,335,163

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	44,347,095	115,395,995	153,336,201	6,406,889	$0	$0	$439,496	$6,406,889	1.13%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019	Wells Fargo Income Opportunities Fund	21

Assets
Investments in unaffiliated securities, at value (cost $788,505,759)	$783,983,630
Investments in affiliated securities, at value (cost $6,406,889)	6,406,889
Receivable for investments sold	305,244
Receivable for interest	11,785,437
Prepaid expenses and other assets	4,731

Total assets	802,485,931

Liabilities
Secured borrowing payable	230,000,000
Dividends payable	3,766,897
Overdraft due to custodian bank	1,026,800
Payable for Fund shares repurchased	394,900
Advisory fee payable	393,290
Payable for investments purchased	375,000
Administration fee payable	32,774
Trustees’ fees and expenses payable	2,260
Accrued expenses and other liabilities	158,847

Total liabilities	236,150,768

Total net assets	$566,335,163

NET ASSETS CONSIST OF
Paid-in capital	$614,981,100
Total distributable loss	(48,645,937)

Total net assets	$566,335,163

NET ASSET VALUE PER SHARE
Based on $566,335,163 divided by 63,075,947 shares issued and outstanding (100,000,000 shares authorized)	$8.98

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of operations—year ended April 30, 2019

Investment income
Interest	$50,116,080
Income from affiliated securities	439,496
Dividends	28

Total investment income	50,555,604

Expenses
Advisory fee	4,949,980
Administration fee	412,498
Custody and accounting fees	30,999
Professional fees	87,998
Shareholder report expenses	99,999
Trustees’ fees and expenses	21,999
Transfer agent fees	36,000
Interest expense	7,091,772
Other fees and expenses	74,909

Total expenses	12,806,154
Less: Fee waivers and/or expense reimbursements	(198,340)

Net expenses	12,607,814

Net investment income	37,947,790

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,421,870
Net change in unrealized gains (losses) on investments	(2,577,006)

Net realized and unrealized gains (losses) on investments	(1,155,136)

Net increase in net assets resulting from operations	$36,792,654

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Income Opportunities Fund	23

	Year ended April 30, 2019	Year ended April 30, 2018[1]

Operations
Net investment income	$37,947,790	$42,212,028
Net realized gains (losses) on investments	1,421,870	(25,345,884)
Net change in unrealized gains (losses) on investments	(2,577,006)	8,362,224

Net increase in net assets resulting from operations	36,792,654	25,228,368

Distributions to shareholders from
Net investment income and net realized gains	(39,840,972)	(43,320,836)
Tax basis return of capital	(5,846,040)	(4,338,720)

Total distributions to shareholders	(45,687,012)	(47,659,556)

Capital share transactions
Cost of shares repurchased	(45,633,195)	(13,222,865)

Total decrease in net assets	(54,527,553)	(35,654,053)

Net assets
Beginning of period	620,862,716	656,516,769

End of period	$566,335,163	$620,862,716

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at April 30, 2018 was $3,650,485. The disaggregated distributions information for the year ended April 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Statement of cash flows—year ended April 30, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$36,792,654

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(164,901,854)
Proceeds from sales of long-term securities	184,150,122
Amortization	(1,252,469)
Purchases and sales of short-term securities, net	37,940,206
Decrease in receivable for investments sold	356,881
Decrease in receivable for interest	30,514
Decrease in prepaid expenses and other assets	47,306
Decrease in payable for investments purchased	(3,350,254)
Decrease in advisory fee payable	(4,003)
Decrease in administration fee payable	(2,309)
Increase in Trustee’s fee and expenses payable	2,078
Decrease in accrued expenses and other liabilities	(1,246,326)
Net realized gains on investments	(1,421,870)
Net change in unrealized gains (losses) on investments	2,577,006

Net cash provided by operating activities	89,717,682

Cash flows from financing activities:
Cost of shares repurchased	(45,238,295)
Increase due to overdraft	1,026,800
Cash distributions paid	(45,506,345)

Net cash used in financing activities	(89,717,840)

Net decrease in cash	(158)

Cash:
Beginning of period	$158

End of period	$0

Supplemental cash disclosure
Cash paid for interest	$8,264,635

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Opportunities Fund	25

(For a share outstanding throughout each period)

	Year ended April 30
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.00	$9.31	$8.56	$9.75	$10.04
Net investment income	0.57 [1]	0.60 [1]	0.74 [1]	0.77 [1]	0.77 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.23)	0.81	(1.14)	(0.24)

Total from investment operations	0.55	0.37	1.55	(0.37)	0.53
Distributions to shareholders from
Net investment income	(0.59)	(0.62)	(0.79)	(0.82)	(0.82)
Tax basis return of capital	(0.09)	(0.06)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.68)	(0.68)	(0.80)	(0.82)	(0.82)
Anti-dilutive effect of shares repurchased	0.11	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$8.98	$9.00	$9.31	$8.56	$9.75
Market value, end of period	$8.09	$8.07	$8.64	$7.76	$8.93
Total return based on market value[3]	9.29%	1.24%	22.55%	(3.47)%	2.59%
Ratios to average net assets (annualized)
Gross expenses[4]	2.15%	1.68%	1.40%	1.30%	1.23%
Net expenses[4]	2.12%	1.63%	1.23%	1.10%	0.96%
Net investment income	6.38%	6.53%	8.15%	8.76%	7.85%
Supplemental data
Portfolio turnover rate	16%	33%	43%	25%	33%
Net assets, end of period (000s omitted)	$566,335	$620,863	$656,517	$607,437	$692,169

Borrowings outstanding, end of period (000s omitted)	$231,027	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,451	$3,699	$3,854	$3,641	$4,009

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Income Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Income Opportunities Fund	27

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Under the Fund’s monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $799,147,850 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,604,102

Gross unrealized losses	(31,361,433)

Net unrealized losses	$(8,757,331)

As of April 30, 2019, the Fund had capital loss carryforwards which consist of $23,776,420 in short-term capital losses and $12,080,578 in long-term capital losses.

As of April 30, 2019, the Fund had current year deferred post-October capital losses consisting of $198,706 in short-term losses which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Materials	$618	$0	$0	$618

Corporate bonds and notes	0	683,736,581	0	683,736,581

Loans	0	32,354,136	4,946,625	37,300,761

Rights

Utilities	0	425,334	0	425,334

Yankee corporate bonds and notes	0	62,520,336	0	62,520,336

Short-term investments

Investment companies	6,406,889	0	0	6,406,889

Total assets	$6,407,507	$779,036,387	$4,946,625	$790,390,519

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. Funds Management contractually waived its advisory fee in the amount of $198,340 for the year ended April 30, 2019.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,446,553 and $295,875 in interfund purchases and sales, respectively, during the year ended April 30, 2019.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended April 30, 2019 and April 30, 2018, the Fund did not issue any shares.

On November 9, 2018, the Fund extended its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open-market transactions during the period beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Funds Management discretion to administer the Buyback Program including the determination of the amount and timing of

Notes to financial statements	Wells Fargo Income Opportunities Fund	29

repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2019, the Fund purchased 5,875,868 of its shares on the open market at a total cost of $45,633,195 (weighted average price per share of $7.81). The weighted average discount of these repurchased shares was 11.94%.

6. BORROWINGS

The Fund has borrowed $230,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the year ended April 30, 2019, the Fund had average borrowings outstanding of $230,000,000 at an average annual interest rate of 3.08% and paid interest in the amount of $7,091,772, which represents 1.19% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2019 were $130,644,766 and $142,350,894, respectively.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018 were as follows:

	Year ended April 30

	2019	2018

Ordinary income	$39,840,972	$43,320,836

Tax basis return of capital	5,846,040	4,338,720

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Post-October capital losses deferred	Capital loss carryforward

$(8,757,331)	$(198,706)	$(35,856,998)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. Distributions to shareholders for the year ended April 30, 2018 consisted of $43,320,836 from net investment income and $4,338,720 from a tax basis return of capital.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

30	Wells Fargo Income Opportunities Fund	Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

April 26, 2019	May 14, 2019	June 3, 2019	$0.05910

May 22, 2019	June 14, 2019	July 1, 2019	0.05905

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Income Opportunities Fund	31

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WELLS FARGO INCOME OPPORTUNITIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Income Opportunities Fund (the Fund), including the portfolio of investments, as of April 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

June 26, 2019

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended April 30, 2019, $38,643,988 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Other information (unaudited)	Wells Fargo Income Opportunities Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

36	Wells Fargo Income Opportunities Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/ management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402349 06-19 AIO/AR156 04-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2019	Fiscal year ended April 30, 2018
Audit fees	$54,440	$53,733
Audit-related fees	—	—
Tax fees (1)	4,290	4,245
All other fees	—	—

	$58,730	$57,978

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Income Opportunities Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Income Opportunities Fund is filed under this Item.

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE JANUARY 1, 2019

Scope of Policies and Procedures.    These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts and all Trusts not having separate series are referred to as the “Funds”).

Voting Philosophy. The Funds have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer, and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Wells Fargo Funds Management, LLC (“Funds Management”). Funds Management has adopted the Wells Fargo Asset Management Proxy Voting Policies and Procedures (the “WFAM Procedures”). The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the WFAM Procedures and the proxy voting process. In addition, Funds Management will provide the Board with advance notification of future proposed material changes to the WFAM Procedures.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not Later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4. The shareholder meeting date;

5. A brief identification of the matter voted on;

6. Whether the matter was proposed by the issuer or by a security holder;

7. Whether the Fund cast its vote on the matter;

8. How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9. Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit	WITHHOLD

committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than	AGAINST/WITHHOLD

audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

1. an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

2. there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative	CASE-BY-CASE

transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.	AGAINST

However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate	FOR

preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

3. there is clear evidence of past abuse of the authority; or	AGAINST

4. the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups.	FOR

If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	AGAINST

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

5. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	FOR

Even if the equity plan fails the above burn rate, THE FUNDS

will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	CASE-BY-CASE

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	FOR

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	AGAINST

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be	CASE-BY-CASE

supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	FOR

THE FUNDS will generally vote for retirement plans for directors.	CASE-BY-CASE

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

6. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

7. arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

8. guarantees of benefits if a key employee voluntarily terminates;

9. guarantees of benefits to employees lower than very senior management; and

10. indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

11.  anticipated financial and operating benefits;

12.  offer price (cost versus premium);

13.  prospects for the combined companies;

14.  how the deal was negotiated;

15.  changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

16.  eliminating the need for annual meetings of mutual fund shareholders;

17.  entering into or extending investment advisory agreements and management contracts;

18.  permitting securities lending and participation in repurchase agreements;

19.  changing fees and expenses; and

20.  changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2019.

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	13
Total assets of above accounts (millions)	$797.1	$328.7	$957.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	13
Total assets of above accounts (millions)	$776.3	$328.7	$957.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2019:

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2018 to 5/31/2018	0		0	6,627,002
6/1/2018 to 6/30/2018	0		0	6,627,002
7/1/2018 to 7/31/2018	35,235	7.99	35,235	6,591,767
8/1/2018 to 8/31/2018	258,146	8.03	258,146	6,333,621
9/1/2018 to 9/31/2018	389,753	8.03	389,753	5,943,868
10/1/2018 to 10/31/18	911,602	7.77	911,602	5,032,266
11/1/2018 to 11/30/2018	359,342	7.60	359,342	4,672,924
12/1/2018 to 12/31/2018	458,308	7.16	458,308	4,214,616
1/1/2019 to 1/31/2019	658,833	7.56	658,833	5,995,110
2/1/2019 to 2/28/2019	1,110,258	7.79	1,110,258	4,884,852
3/1/2019 to 3/31/2019	999,234	7.85	999,234	3,885,618
4/1/2019 to 4/30/2019	695,157	7.97	695,157	3,190,461

Total	5,875,868	7.78	5,875,868	3,190,461

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2019